Note 6 - Deferred Costs	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Deferred Costs [Text Block]
6. Deferred Costs

Deferred costs consist of the following:

	December 31,
	2014	2013
Deferred implementation costs	$13,016	$10,766
Deferred financing costs	2,880	2,880
Less: Accumulated amortization	(11,709)	(9,273)
Deferred costs, net	$4,187	$4,373

For the years ended December 31, 2014 and 2013, we deferred $2.2 million and $1.6 million, respectively, of such costs. Amortization of deferred costs for the years ended December 31, 2014 and 2013 was $2.4 million and $1.9 million, respectively. Amortization of deferred financing costs is charged to interest expense. Amortization of deferred implementation costs is charged to cost of revenue.